UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

              Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.## )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]    Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to ss.240.14a-12


                         INTERNATIONAL WIRE GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): No fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:


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      2)    Aggregate number of securities to which transaction applies:


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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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      4)    Proposed maximum aggregate value of transaction:


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      5)    Total fee paid:


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      6)    [_]  Fee paid previously with preliminary materials.


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      [_] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:


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      2)    Form, Schedule or Registration Statement No.:


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      3)    Filing Party:


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      4)    Date Filed:


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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (11-01)

                         INTERNATIONAL WIRE GROUP, INC.
                                12 MASONIC AVENUE
                             CAMDEN, NEW YORK 13316

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 7, 2007

To the Stockholders of International Wire Group, Inc.:

               This letter is being furnished to correct an error contained in the Notice of Annual Meeting of Stockholders and in the first paragraph on page 1 of the enclosed proxy statement. The Annual Meeting of Stockholders of International Wire Group, Inc. will be THURSDAY, June 7, 2007 and not Tuesday, June 7, 2007.




                                              /s/  Glenn J. Holler

                                          Glenn J. Holler
                                          Senior Vice President, Chief Financial
                                          Officer and Secretary


Camden, New York
May 4, 2007